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                                                                   EXHIBIT 10.33

                              PETsMART.com, Inc.
                              35 Hugus Alley #210
                          Pasadena, California 91103

                               February 2, 2000

PETsMART, Inc.
19601 N. 27th Avenue
Phoenix, Arizona  85027

Ladies and Gentlemen:

          This letter confirms that the Trademark License Agreement (the "Agreement") between PETsMART, Inc. and PETsMART.com, Inc., dated as of May 12, 1999, is hereby modified as follows:

          The term "retail mass merchandiser or specialty pet supply retailer"
Section 4.2(c) of the Agreement shall be deemed to mean only (in each case, regardless of when such entity acquires beneficial ownership, direct or indirect, of 15% or more of the then outstanding common stock equivalents or voting power of Licensee):

     (1) a land-based retail mass merchandiser or land-based or online specialty pet supply retailer (a "Primary Competitor"); and

     (2) an online retail mass merchandiser that owns a controlling interest in or has a material marketing, fulfilment, financial or similar strategic relationship with a Primary Competitor.

          Notwithstanding any other provision of the Agreement, such term shall not include PETsMART, Inc. or any of its existing or future affiliates.

          Except as expressly modified hereby, the Agreement shall remain in full force and effect.

                              Sincerely,

                              PETsMART.com, Inc.

                               /s/  Tom McGovern
                              ---------------------------------
                              Tom McGovern, Jr.
                              Chief Executive Officer


AGREED TO AND ACCEPTED:

PETsMART, INC.

  /s/ Philip L. Francis
----------------------------
Name:  Philip L. Francis
Title: President and CEO